Oppenheimer SteelPath MLP Funds Trust

Oppenheimer SteelPath MLP Select 40 Fund

Oppenheimer SteelPath MLP Alpha Fund

Oppenheimer SteelPath MLP Income Fund

Oppenheimer SteelPath MLP Alpha Plus Fund

Oppenheimer SteelPath MLP and Infrastructure Debt Fund

Supplement dated October 4, 2013 to the

Prospectus and Statement of Additional Information,

each dated June 28, 2013

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of the above referenced funds, each dated June 28, 2013, and is in addition to any other supplement(s).

In connection with the liquidation of Oppenheimer SteelPath MLP and Infrastructure Debt Fund, a series of the Oppenheimer SteelPath MLP Funds Trust, effective as of close of business on October 4, 2013, all references to Oppenheimer SteelPath MLP and Infrastructure Debt Fund are deleted from the Prospectus and SAI.

October 4, 2013	PX0000.064